Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 13 — Commitments and Contingencies

Management Agreements

Day-to-day management and operation of the VIP gaming rooms is contracted by the Promoter Companies to Pak Si Management and Consultancy Limited of Macau (“Pak Si”) a related party management company that is responsible for hiring and managing all staff needed for operations.  This includes local managers and executives to provide supervision, finance and cage personnel, public relations, drivers and other service staff (waiters, cleaners, etc.).  The principal of Pak Si is the sister-in-law of Mr. Vong, a director of the Company and its chief operating officer.

Sang Heng and Iao Pou, initially entered into one year agreements to provide such services with Pak Si, pursuant to which each of them paid Pak Si $155,000 per month, and King's Gaming paid approximately $77,500 per month for the VIP gaming room at the Venetian Hotel and Casino, from which Pak Si is responsible to pay all salaries, benefits and other expenses of operation.

Beginning in March 2011, the monthly payments were revised for Sang Heng, Iao Pou and King's Gaming, to $180,000, $103,000 and $103,000, respectively.  Beginning on May 15, 2011, Sang Heng entered into an additional management agreement with Pak Si for the management of the Iao Kun VIP gaming room located in the Galaxy Resort Macau for $180,000 per month, which was then transferred to Sang Lung. Beginning in September 2012, Bao Li entered into a management agreement with Pak Si for $103,000 per month.

Total expenses for Pak Si's services were $5,966,147, $5,305,258 and $3,732,650 during the years ended December 31, 2012, 2011 and 2010, respectively.  Amounts due to Pak Si as of December 31, 2012 and 2011 were $567,683 and $462,665, respectively and have been recorded in accrued expenses.

Employment Agreements

AGRL entered into employment agreements with five executive officers: Mr. Lam (Chairman of the Board), Leong Siak Hung (Chief Executive Officer), Li Chun Ming (Chief Financial Officer), Mr. Vong (Director), and Lam Chou In (Operating Officer) that became effective upon the closing of the acquisition of AGRL.  Upon the closing of the acquisition of King’s Gaming, AERL has entered into two additional employments contracts with Mr. Mok and Mr. Wong. Upon the closing of the acquisition of Bao Li, the Company entered into employment agreements with Mr. Lou and Mr. Lei. In February 2012 the Board amended the employment contracts with Leong Siak Hung, Li Chun Ming Raymond, Lam Man Pou, Vong Hon Kun, Ip Ching Wah, Lam Chou In, Mok Chi Hung and Wong Hon Meng effective January 1, 2012 to increase their respective annual salaries.

Annual minimum compensation for the terms of the employment agreements, as amended, is as follows:

2013	$860,590
2014	822,529
2015	489,402
2016	324,000
Total	$2,496,521

Each executive is entitled to paid vacation in accordance with AGRL’s policies and other customary benefits. The employment agreements provide that the executive, during the period of five years following the termination of his employment (three years in the case of Messrs. Leong and Li), shall not compete with AGRL or solicit any of its employees. The agreements with each of Liang Siak Hung, Li Chun Ming Raymond, Lam Man Pou, Vong Hon Kun and Lam Chou In contain provisions prohibiting the executives, during their respective terms of employment, from selling, hypothecating or otherwise transferring more than 20% of any Ordinary Shares that may be transferred to them by Spring Fortune from shares it received or receives as a result of the acquisition. If an executive’s employment is terminated for any reason prior to the expiration of the employment term, or if the executive breaches the confidentiality and non-competition and non-solicitation provisions of his employment agreement, the executive is obligated to transfer and assign to the Company all securities then held by him and all rights to receive securities in the future, which securities will be canceled.

Total compensation charged to operations during the years ended December 31, 2012, 2011 and 2010 related to these employment contracts were $1,063,256, $775,200 and $690,200, respectively.

Office Lease

The Company has office leases in Hong Kong and Macau for executive offices which expire in September and April, 2013 respectively.  Minimum future lease payments are $ 35,348 for the year ended December 31, 2013. Rent expense was $66,753, $38,976 and $0 for the years ended December 31, 2012, 2011 and 2010, respectively.

Beginning in September 2012, the Company has adopted a new program to allow certain cash basis junket agents (non-marker) to share in the risk of wins and losses in the VIP gaming rooms. The maximum percentage of sharing that the junket agent may elect to share in the risk of wins and losses is limited to their percentage of rolling chip turnover during the previous month. The junket agent must make its election by the second day of the subsequent month and may elect from zero percent to the maximum percent. Based upon the participating junket agents during the month of January 2013, a total of approximately $809,000 will be recorded as additional commission expense in January 2013. Due to fluctuations in wins and losses as well as the junket agents’ participation, levels, the total amount of revenues and losses shared as well as their percentage of rolling chip turnover may fluctuate significantly.

Certain Risks and Uncertainties

The Group’s operations are dependent on the annual renewal of the gaming licenses by the Macau SAR to the Promoter Companies.  The tenure of the Promoter Companies acting as gaming promoters for the Casinos is subject to the Gaming Representative / Gaming Promoter Arrangements.

The Group may not be able to collect all of their markers receivable from the junket agents. Management expects that the Group will be able to enforce these obligations only in a limited number of jurisdictions, including Macau. To the extent that junket agents of the Group, through the Promoter Companies, are from other jurisdictions, the Group may not have access to a forum in which they will be able to collect all of their markers receivable because, among other reasons, courts of many jurisdictions do not enforce gaming debts and the Group may encounter forums that will refuse to enforce such debts. The Group’s inability to collect gaming debts could have a significant negative impact on their operating results.

The Group receives all of their revenue from gaming patrons within the Asia-Pacific Region. If economic conditions in these areas were to decline materially or additional casino licenses to new Casino Operators were awarded in these locations, the Group’s consolidated results of operations could be materially affected.